UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — November 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11 | 30 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 13, 2020

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/19. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

James A. Fetch, Brett S. Goldstein, CFA, and Robert J. Schoen are also Portfolio Managers of the fund.

What was the market environment during the reporting period?

Global financial markets gained during the trailing six-month reporting period. The U.S.–China trade conflict, signs of slowing global growth, and fears of a recession had weighed on equity markets during the first few months of the period. But stocks recouped much of those losses as the Federal Reserve cut interest rates and as trade talks progressed. The S&P 500 Index, a broad measure of U.S. stocks, rallied 15.26%. International markets were also broadly positive; the MSCI EAFE Index [ND], which tracks stocks in international developed markets, rose 9.79% during the period.

In mid-December, China and the United States, the world’s two largest economies, reached a preliminary agreement in their long-running trade war. The initial deal helped diffuse market uncertainties and forestalled new tariffs slated for December. The two countries now plan to begin negotiations on more contentious issues.

The Fed lowered short-term interest rates three times during the reporting period as the central bank acted to guard the economy against trade uncertainties and cooling global growth. The European Central Bank [ECB] also lowered

Dynamic Asset Allocation Equity Fund 3

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Dynamic Asset Allocation Equity Fund

one of its policy rates to a record low and reinitiated its bond-buying program, known as quantitative easing,

How did the fund perform during the reporting period?

Putnam Dynamic Asset Allocation Equity Fund rose 11.20% over the six-month period. The fund underperformed its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks, and the custom secondary benchmark, the Putnam Equity Blended Index.

What strategies helped and what detracted in the fund’s relative performance?

Security selection weakness within U.S. and international developed equity markets led to benchmark-relative underperformance over this time frame. In each of these markets, we research the history of stock performance to identify criteria that can lead to long-term outperformance. This quantitative process has served us well over time but underperformed over this specific time period.

Elsewhere in the portfolio, emerging-market equity selection was positive. But, the comparatively small weight in emerging-market stocks meant strong performance here wasn’t enough to offset weakness in other parts of the portfolio.

How did the fund use derivatives?

The fund used derivatives to manage exposure to market risk and to equitize cash.

What is your outlook, and how have you positioned the fund?

We expect to see equity and bond markets deliver returns at or below their historical norms as we head into 2020. In our view, the phase-one

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Equity Fund 5

trade deal between the United States and China cleared the path for riskier assets to rally through the end of the year. But investors are digesting what is and isn’t included in the deal, and what comes next. For 2020, we expect global economic growth to remain sluggish and U.S. economic growth to also settle in at a lower gear. Still, the job market and consumer spending have continued to be resilient.

Within asset allocation, we will remain tactical and search for opportunities to tilt exposures based on our outlook for U.S., international developed, and emerging markets. Given that allocations remain close to benchmark weights at this time, stock-selection strategies should continue to drive benchmark-relative performance.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	13.08%	170.97%	10.48%	41.42%	7.18%	35.09%	10.54%	10.13%	11.20%
After sales charge	12.46	155.39	9.83	33.29	5.92	27.32	8.38	3.80	4.81
Class P (8/31/16)
Net asset value	13.15	172.83	10.56	42.39	7.32	35.91	10.77	10.35	11.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 3000 Index	15.53%	252.02%	13.41%	65.57%	10.61%	49.02%	14.22%	15.49%	14.80%
Putnam Equity
Blended Index*	13.94	192.18	11.32	54.02	9.02	44.71	13.11	14.48	13.31
Lipper Multi-Cap
Core Funds category	13.67	199.22	11.47	49.67	8.31	40.66	11.98	13.48	13.48
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/19, there were 741, 723, 615, 520, 369, and 341 funds, respectively, in this Lipper category.

Dynamic Asset Allocation Equity Fund 7

Fund price and distribution information For the six-month period ended 11/30/19

	Class A		Class P
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/19	$11.07	$11.75	$11.09
11/30/19	12.31	13.06	12.33

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/23/09)
Before sales charge	13.27%	171.23%	10.49%	46.10%	7.88%	36.20%	10.85%	23.42%	7.06%
After sales charge	12.66	155.64	9.84	37.70	6.61	28.37	8.68	16.32	0.90
Class P (8/31/16)
Net asset value	13.34	173.06	10.57	47.11	8.03	37.05	11.08	23.49	7.13

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/19*	0.87%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/19	1.15%	0.91%
Annualized expense ratio for the six-month period ended 11/30/19	0.85%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees. Should the Trustees decide in the future to approve payments under the plan, the prospectus will be revised.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/20.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/19 to 11/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.49	$3.27
Ending value (after expenses)	$1,112.00	$1,111.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/19, use the following calculation method. To find the value of your investment on 6/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.29	$3.13
Ending value (after expenses)	$1,020.75	$1,021.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. You can lose money by investing in the fund.

Dynamic Asset Allocation Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 2000 Index is an unmanaged index of the 2,000 small companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not

12 Dynamic Asset Allocation Equity Fund

reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2019, Putnam employees had approximately $484,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

14 Dynamic Asset Allocation Equity Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds of 20 basis points, and, in the case of your fund, 2 basis points, on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least September 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

Dynamic Asset Allocation Equity Fund 15

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

16 Dynamic Asset Allocation Equity Fund

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. Your fund’s class A shares’ return, net of fees and expenses, was negative and trailed the return of its benchmark over the one-year period ended December 31, 2018, and was positive and trailed the return of its benchmark over the three-year and five-year periods ended December 31, 2018. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Equity Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 11/30/19 (Unaudited)

COMMON STOCKS (89.4%)*	Shares	Value
Advertising and marketing services (0.3%)
Omnicom Group, Inc.	2,950	$234,466
		234,466
Aerospace and defense (1.8%)
Dassault Aviation SA (France)	15	20,411
HEICO Corp.	780	101,314
Lockheed Martin Corp.	1,496	584,981
Northrop Grumman Corp.	1,433	504,086
Teledyne Technologies, Inc. †	261	89,259
		1,300,051
Airlines (1.0%)
Copa Holdings SA Class A (Panama)	242	25,231
Delta Air Lines, Inc.	7,253	415,669
Japan Airlines Co., Ltd. (Japan)	1,200	37,309
United Airlines Holdings, Inc. †	2,946	273,389
		751,598
Automotive (0.6%)
Companhia De Locacao das Americas (Brazil)	11,637	47,744
Fiat Chrysler Automobiles NV (Italy)	6,880	101,729
Peugeot SA (France)	4,756	114,864
Porsche Automobil Holding SE (Preference) (Germany)	169	12,509
Toyota Motor Corp. (Japan)	200	13,961
Volkswagen AG (Preference) (Germany)	494	95,512
Volvo AB (Sweden)	2,446	37,815
		424,134
Banking (5.2%)
ABN AMRO Group NV GDR (Netherlands)	4,131	70,503
Banco Bilbao Vizcaya Argenta (Spain)	23,515	123,883
Bank Leumi Le-Israel BM (Israel)	10,322	74,896
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	188,000	52,781
BNP Paribas SA (France)	2,717	152,583
BOC Hong Kong Holdings, Ltd. (Hong Kong)	11,000	37,378
Citigroup, Inc.	13,928	1,046,271
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	12,282	59,076
Credit Agricole SA (France)	6,493	88,817
DNB ASA (Norway)	2,764	46,402
HDFC Bank, Ltd. (India)	7,637	135,728
HSBC Holdings PLC (United Kingdom)	717	5,344
Israel Discount Bank, Ltd. Class A (Israel)	10,847	49,952
Itau Unibanco Holding SA ADR (Preference) (Brazil)	5,074	41,302
JPMorgan Chase & Co.	11,406	1,502,855
Popular, Inc. (Puerto Rico)	824	45,575
Sberbank of Russia PJSC ADR (Russia)	3,539	51,776
Skandinaviska Enskilda Banken AB (Sweden)	9,229	79,141
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,907	142,433
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,000	38,265
		3,844,961

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (89.4%)* cont.	Shares	Value
Beverage (2.7%)
Carlsberg A/S Class B (Denmark)	753	$108,329
Coca-Cola Co. (The)	15,490	827,166
Coca-Cola European Partners PLC (United Kingdom)	232	11,707
Coca-Cola HBC AG (Switzerland)	2,478	82,652
Fomento Economico Mexicano SAB de CV ADR (Mexico)	1,278	116,209
Monster Beverage Corp. †	906	54,197
PepsiCo, Inc.	4,472	607,432
Thai Beverage PCL (Thailand)	88,800	57,789
Wuliangye Yibin Co., Ltd. Class A (China)	4,900	88,948
		1,954,429
Biotechnology (1.5%)
Amgen, Inc.	2,444	573,656
Biogen, Inc. †	1,177	352,876
Gilead Sciences, Inc.	3,051	205,149
		1,131,681
Broadcasting (0.3%)
Discovery, Inc. Class A † S	3,130	103,102
Liberty Media Corp.-Liberty SiriusXM Class A †	574	27,954
Sinclair Broadcast Group, Inc. Class A	1,417	49,354
		180,410
Building materials (0.1%)
Geberit International AG (Switzerland)	118	63,358
		63,358
Cable television (1.3%)
Altice USA, Inc. Class A †	5,017	128,335
Comcast Corp. Class A	18,372	811,124
		939,459
Chemicals (1.6%)
Arkema SA (France)	594	61,559
Ashland Global Holdings, Inc.	460	32,982
Asian Paints, Ltd. (India)	3,943	93,777
Axalta Coating Systems, Ltd. †	2,545	72,456
Celanese Corp.	464	58,264
CF Industries Holdings, Inc.	3,548	163,953
Covestro AG (Germany)	2,359	110,464
DuPont de Nemours, Inc.	1,641	106,353
Eastman Chemical Co.	1,290	101,097
Israel Chemicals, Ltd. (Israel)	5,736	26,910
LyondellBasell Industries NV Class A	293	27,114
NewMarket Corp.	95	46,927
Nitto Denko Corp. (Japan)	500	28,057
PPG Industries, Inc.	579	74,598
Sherwin-Williams Co. (The)	47	27,407
Shin-Etsu Chemical Co., Ltd. (Japan)	1,000	107,019
		1,138,937
Commercial and consumer services (3.2%)
Booking Holdings, Inc. †	269	512,184
Booz Allen Hamilton Holding Corp.	1,377	100,191
Brambles, Ltd. (Australia)	1,729	14,677

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value
Commercial and consumer services cont.
CK Hutchison Holdings, Ltd. (Hong Kong)	5,500	$49,954
Compass Group PLC (United Kingdom)	4,496	110,159
CoStar Group, Inc. †	83	50,867
Expedia, Inc.	2,073	210,741
Fu Shou Yuan International Group, Ltd. (China)	58,000	49,863
Kakao Corp. (South Korea)	534	70,302
Macquarie Infrastructure Co., LLC	756	31,714
Nielsen Holdings PLC	3,430	67,057
PayPal Holdings, Inc. †	8,533	921,649
ServiceMaster Global Holdings, Inc. †	1,751	68,622
Sohgo Security Services Co., Ltd. (Japan)	300	15,600
Verisk Analytics, Inc. Class A	732	107,955
		2,381,535
Communications equipment (1.4%)
Cisco Systems, Inc.	22,824	1,034,155
		1,034,155
Computers (3.7%)
Apple, Inc.	6,302	1,684,210
Aspen Technology, Inc. †	584	73,234
CDW Corp. of Delaware	433	58,477
Dropbox, Inc. Class A †	2,229	41,214
Fortinet, Inc. †	1,974	207,487
Fujitsu, Ltd. (Japan)	300	27,283
HP, Inc.	11,305	227,004
Nuance Communications, Inc. †	2,075	37,205
Otsuka Corp. (Japan)	1,300	52,097
ServiceNow, Inc. † S	486	137,557
Synopsys, Inc. †	1,218	171,787
		2,717,555
Conglomerates (0.6%)
AMETEK, Inc.	1,532	151,683
Danaher Corp.	2,163	315,755
		467,438
Construction (0.5%)
Armstrong World Industries, Inc.	453	43,497
China Lesso Group Holdings, Ltd. (China)	85,000	89,037
CRH PLC (Ireland)	3,487	133,432
HOCHTIEF AG (Germany)	343	42,138
Taisei Corp. (Japan)	1,500	58,879
		366,983
Consumer cyclicals (—%)
Genting Bhd (Singapore)	48,900	33,074
		33,074
Consumer finance (1.3%)
Capital One Financial Corp.	2,941	294,129
Chailease Holding Co., Ltd. (Taiwan)	17,803	79,648
Discover Financial Services	2,708	229,828
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	3,500	22,487
Navient Corp.	1,813	26,017

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (89.4%)* cont.	Shares	Value
Consumer finance cont.
OneMain Holdings, Inc.	826	$35,592
Synchrony Financial	7,043	263,479
		951,180
Consumer goods (1.9%)
Essity AB Class B (Sweden)	3,029	95,206
LG Household & Health Care, Ltd. (South Korea)	56	59,975
Procter & Gamble Co. (The)	7,622	930,341
Unilever NV (Netherlands)	2,898	171,784
Unilever PLC (United Kingdom)	2,479	146,775
		1,404,081
Consumer services (0.2%)
AfreecaTV Co., Ltd. (South Korea)	660	37,885
Ashtead Group PLC (United Kingdom)	3,828	116,343
		154,228
Containers (0.2%)
Ball Corp.	886	58,529
Berry Plastics Group, Inc. †	1,916	89,458
		147,987
Distribution (0.3%)
Ferguson PLC (United Kingdom)	74	6,433
ITOCHU Corp. (Japan)	5,500	120,033
Sysco Corp.	368	29,642
US Foods Holding Corp. †	1,997	79,421
		235,529
Electric utilities (2.0%)
AES Corp.	7,941	150,164
CenterPoint Energy, Inc.	5,438	133,557
CIA Paranaense de Energia-Copel (Preference) (Brazil)	6,025	90,011
CLP Holdings, Ltd. (Hong Kong)	3,000	30,927
Consolidated Edison, Inc.	335	29,108
E.ON SE (Germany)	5,386	56,364
Enel SpA (Italy)	19,399	146,539
Entergy Corp.	1,362	158,523
Evergy, Inc.	1,845	116,733
Exelon Corp.	7,890	350,316
IDACORP, Inc.	358	37,608
Pinnacle West Capital Corp.	1,251	109,325
Southern Co. (The)	625	38,744
		1,447,919
Electrical equipment (1.2%)
Daikin Industries, Ltd. (Japan)	700	100,727
Hitachi High-Technologies Corp. (Japan)	700	45,677
Honeywell International, Inc.	3,232	577,074
KEI Industries, Ltd. (India)	6,115	44,245
Legrand SA (France)	755	59,628
Voltronic Power Technology Corp. (Taiwan)	2,000	46,017
		873,368

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value
Electronics (2.9%)
Agilent Technologies, Inc.	2,872	$231,971
Arrow Electronics, Inc. †	496	39,501
Broadcom, Inc.	923	291,862
Brother Industries, Ltd. (Japan)	900	17,849
Garmin, Ltd.	1,026	100,230
Hoya Corp. (Japan)	1,500	136,949
Keysight Technologies, Inc. †	1,661	177,777
Koninklijke Philips NV (Netherlands)	3,026	140,513
MediaTek, Inc. (Taiwan)	5,000	69,075
Qualcomm, Inc.	6,100	509,655
Samsung Electronics Co., Ltd. (South Korea)	6,783	288,858
Sino-American Silicon Products, Inc. (Taiwan)	10,000	28,449
STMicroelectronics NV (France)	2,180	53,563
Techtronic Industries Co., Ltd. (Hong Kong)	4,000	30,071
Thales SA (France)	134	13,128
		2,129,451
Engineering and construction (0.2%)
ACS Actividades de Construccion y Servicios SA (Spain)	1,920	74,739
AECOM †	1,179	51,086
Obayashi Corp. (Japan)	3,000	31,804
		157,629
Entertainment (0.2%)
Sony Corp. (Japan)	2,700	170,360
		170,360
Environmental (—%)
Clean TeQ Holdings, Ltd. (Australia) † S	42,991	6,688
		6,688
Financial (0.9%)
3i Group PLC (United Kingdom)	6,546	90,670
Ally Financial, Inc.	4,419	140,701
Deutsche Boerse AG (Germany)	436	66,894
Hana Financial Group, Inc. (South Korea)	1,299	39,317
MGIC Investment Corp.	5,062	72,943
ORIX Corp. (Japan)	6,800	111,396
Partners Group Holding AG (Switzerland)	137	115,547
Singapore Exchange, Ltd. (Singapore)	5,400	34,944
		672,412
Food (1.8%)
Associated British Foods PLC (United Kingdom)	2,547	84,624
Dino Polska SA (Poland) †	1,544	53,316
Hershey Co. (The)	1,500	222,240
Mondelez International, Inc. Class A	7,820	410,863
Nestle India, Ltd. (India)	457	92,078
Nestle SA (Switzerland)	1,381	143,549
Shoprite Holdings, Ltd. (South Africa)	6,271	54,858
Tesco PLC (United Kingdom)	8,991	26,675
WH Group, Ltd. (Hong Kong)	107,500	110,409
Wilmar International, Ltd. (Singapore)	9,800	29,308
X5 Retail Group NV GDR (Russia)	1,947	64,640
		1,292,560

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (89.4%)* cont.	Shares	Value
Gaming and lottery (0.1%)
Aristocrat Leisure, Ltd. (Australia)	4,673	$107,215
		107,215
Health-care services (0.9%)
Aier Eye Hospital Group Co., Ltd. Class A (China)	6,150	34,940
Alfresa Holdings Corp. (Japan)	1,400	28,929
AmerisourceBergen Corp.	1,275	112,085
Cardinal Health, Inc.	625	34,394
Charles River Laboratories International, Inc. †	346	50,257
Chemed Corp.	163	70,093
McKesson Corp.	1,931	279,300
Suzuken Co., Ltd. (Japan)	700	30,611
WuXi AppTec Co., Ltd. Class H (China)	3,500	40,619
		681,228
Homebuilding (0.4%)
Berkeley Group Holdings PLC (The) (United Kingdom)	503	29,833
Daiwa House Industry Co., Ltd. (Japan)	1,500	45,910
PulteGroup, Inc.	4,530	179,615
Taylor Wimpey PLC (United Kingdom)	18,000	40,564
		295,922
Industrial (0.1%)
HD Supply Holdings, Inc. †	2,486	98,993
		98,993
Insurance (3.2%)
Aflac, Inc.	3,875	212,505
Allianz SE (Germany)	743	177,931
Allstate Corp. (The)	1,822	202,880
American Financial Group, Inc.	429	47,066
Aviva PLC (United Kingdom)	21,754	113,607
Axis Capital Holdings, Ltd.	490	28,998
Berkshire Hathaway, Inc. Class B †	116	25,555
CNP Assurances (France)	771	15,223
Hartford Financial Services Group, Inc. (The)	3,115	192,694
IRB Brasil Resseguros SA (Brazil)	6,701	58,768
Legal & General Group PLC (United Kingdom)	35,004	127,165
Lincoln National Corp.	2,318	136,878
MetLife, Inc.	8,142	406,367
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	10,000	113,308
Prudential Financial, Inc.	2,758	258,204
Reinsurance Group of America, Inc.	395	65,357
Swiss Life Holding AG (Switzerland)	52	25,788
Unum Group	2,617	80,447
Zurich Insurance Group AG (Switzerland)	51	20,012
		2,308,753
Investment banking/Brokerage (1.5%)
Ameriprise Financial, Inc.	1,538	252,032
Amundi SA (France)	241	18,242
E*Trade Financial Corp.	4,177	185,041
Goldman Sachs Group, Inc. (The)	934	206,741
Morgan Stanley	8,190	405,241
		1,067,297

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value
Lodging/Tourism (0.8%)
Extended Stay America, Inc. (Units)	2,626	$38,760
Hilton Worldwide Holdings, Inc.	2,531	265,755
MGM Resorts International	5,468	174,703
Norwegian Cruise Line Holdings, Ltd. †	2,432	130,452
		609,670
Machinery (1.1%)
Caterpillar, Inc.	465	67,299
Cummins, Inc.	1,799	328,965
Curtiss-Wright Corp.	205	28,149
Hitachi, Ltd. (Japan)	3,400	133,614
Roper Technologies, Inc.	262	94,417
Sandvik AB (Sweden)	6,941	126,225
		778,669
Manufacturing (0.8%)
Carlisle Cos., Inc.	353	55,061
Dover Corp.	1,113	124,077
IDEX Corp.	549	89,344
Ingersoll-Rand PLC	2,427	318,204
		586,686
Media (0.1%)
Interpublic Group of Cos., Inc. (The)	3,453	77,347
		77,347
Medical technology (3.0%)
Abbott Laboratories	5,162	441,093
Dentsply Sirona, Inc.	1,760	99,510
Edwards Lifesciences Corp. †	1,209	296,132
Hill-Rom Holdings, Inc.	617	66,149
Hologic, Inc. †	2,348	120,499
i-SENS, Inc. (South Korea)	1,064	23,151
Medtronic PLC	6,690	745,199
Sartorius Stedim Biotech (France)	200	31,754
Thermo Fisher Scientific, Inc.	382	119,929
Zimmer Biomet Holdings, Inc.	1,511	219,518
		2,162,934
Metals (0.8%)
Alcoa Corp. †	2,442	49,695
Anglo American PLC (United Kingdom)	3,727	97,680
BHP Billiton PLC (United Kingdom)	2,987	66,059
Boliden AB (Sweden)	568	14,650
Fortescue Metals Group, Ltd. (Australia)	10,056	66,182
Glencore PLC (United Kingdom)	740	2,334
Reliance Steel & Aluminum Co.	602	71,024
Rio Tinto PLC (United Kingdom)	2,705	146,984
Steel Dynamics, Inc.	2,965	100,009
		614,617
Natural gas utilities (0.5%)
Eni SpA (Italy)	3,903	58,975
Kinder Morgan, Inc.	14,878	291,758
Snam SpA (Italy)	8,137	40,452
		391,185

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (89.4%)* cont.	Shares	Value
Office equipment and supplies (0.1%)
Avery Dennison Corp.	584	$76,136
		76,136
Oil and gas (3.4%)
Chevron Corp.	9,270	1,085,795
ConocoPhillips	8,110	486,122
Equinor ASA (Norway)	1,711	31,508
HollyFrontier Corp.	1,666	85,882
Lukoil PJSC ADR (Russia)	1,119	106,708
Lundin Petroleum AB (Sweden)	1,079	33,261
OMV AG (Austria)	908	51,762
Phillips 66	3,326	381,559
Royal Dutch Shell PLC Class B (United Kingdom)	5,329	150,900
Santos, Ltd. (Australia)	15,060	83,021
		2,496,518
Pharmaceuticals (4.5%)
AbbVie, Inc.	2,756	241,784
Allergan PLC	1,077	199,180
Astellas Pharma, Inc. (Japan)	7,300	124,591
Bristol-Myers Squibb Co.	4,326	246,322
GlaxoSmithKline PLC (United Kingdom)	2,954	67,010
Johnson & Johnson	4,707	647,165
Merck & Co., Inc.	6,746	588,116
Mylan NV †	1,288	24,189
Novartis AG (Switzerland)	2,769	254,978
Novo Nordisk A/S Class B (Denmark)	3,149	177,012
Pfizer, Inc.	6,699	258,045
Roche Holding AG (Switzerland)	846	260,802
Shionogi & Co., Ltd. (Japan)	2,000	117,675
Zoetis, Inc.	842	101,478
		3,308,347
Power producers (0.4%)
NRG Energy, Inc.	3,579	142,194
Vistra Energy Corp.	6,617	175,549
		317,743
Publishing (0.7%)
S&P Global, Inc.	1,508	399,092
Wolters Kluwer NV (Netherlands)	1,709	122,695
		521,787
Railroads (0.8%)
Aurizon Holdings, Ltd. (Australia)	18,620	72,797
Union Pacific Corp.	2,426	426,952
West Japan Railway Co. (Japan)	600	52,844
		552,593
Real estate (3.1%)
A-Living Services Co., Ltd. Class H (China)	29,750	95,959
AGNC Investment Corp. R	7,105	123,059
Apartment Investment & Management Co. Class A R	1,152	61,943
AvalonBay Communities, Inc. R	642	137,651
Brixmor Property Group, Inc. R	4,302	94,386

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value
Real estate cont.
Brookfield Property REIT, Inc. Class A R	1,439	$27,370
Camden Property Trust R	644	71,838
CBRE Group, Inc. Class A †	2,170	123,733
Cheung Kong Property Holdings, Ltd. (Hong Kong)	17,000	113,034
Chimera Investment Corp. R	1,474	30,025
Duke Realty Corp. R	2,664	93,720
Equity Lifestyle Properties, Inc. R	792	58,671
Federal Realty Investment Trust R	414	54,677
Gaming and Leisure Properties, Inc. R	1,229	51,864
Goodman Group (Australia) R	4,472	44,828
Henderson Land Development Co., Ltd. (Hong Kong)	15,900	76,472
Invitation Homes, Inc. R	3,843	117,327
Japan Prime Realty Investment Corp. (Japan) R	5	22,779
Jones Lang LaSalle, Inc.	411	68,362
Klepierre (France) R	307	11,017
Liberty Property Trust R	1,012	62,359
New Residential Investment Corp. R	5,532	85,746
Nomura Real Estate Holdings, Inc. (Japan)	400	9,669
Outfront Media, Inc. R	1,506	37,620
Sekisui House, Ltd. (Japan)	300	6,484
STORE Capital Corp. R	2,257	91,882
Sun Communities, Inc. R	442	72,802
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,000	43,650
Two Harbors Investment Corp. R	2,936	42,689
VEREIT, Inc. R	12,458	121,590
VICI Properties, Inc. R	4,285	105,968
Vornado Realty Trust R	1,528	98,663
Weingarten Realty Investors R	1,112	35,406
		2,293,243
Regional Bells (0.3%)
AT&T, Inc.	4,723	176,546
		176,546
Restaurants (0.9%)
Jubilant Foodworks, Ltd. (India)	4,119	92,913
Starbucks Corp.	5,770	492,931
Yum China Holdings, Inc. (China)	1,210	53,869
		639,713
Retail (4.8%)
Amazon.com, Inc. †	1,004	1,808,003
Clicks Group, Ltd. (South Africa)	4,192	71,662
CP ALL PCL (Foreign depository shares) (Thailand)	22,800	56,778
Industria de Diseno Textil SA (Inditex) (Spain)	3,103	96,618
KAR Auction Services, Inc.	3,095	65,366
Li Ning Co., Ltd. (China)	21,500	68,937
Lowe’s Cos., Inc.	3,081	361,432
Poya International Co., Ltd. (Taiwan)	5,030	71,220
Sundrug Co., Ltd. (Japan)	800	28,075
Target Corp.	2,166	270,772
Walmart, Inc.	4,002	476,598

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (89.4%)* cont.	Shares	Value
Retail cont.
Wilcon Depot, Inc. (Philippines)	115,900	$42,195
Woolworths Group, Ltd. (Australia)	4,842	130,219
		3,547,875
Schools (0.1%)
New Oriental Education & Technology Group, Inc. ADR (China) †	469	56,787
		56,787
Semiconductor (1.3%)
KLA Corp.	1,605	262,995
Lam Research Corp.	1,547	412,786
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	24,000	239,917
Tokyo Electron, Ltd. (Japan)	100	20,654
		936,352
Shipping (0.1%)
Yangzijiang Shipbuilding Holdings, Ltd. (China)	59,500	44,812
		44,812
Software (6.3%)
Adobe, Inc. †	2,991	925,804
Amdocs, Ltd.	542	37,561
Cadence Design Systems, Inc. †	2,602	182,791
F5 Networks, Inc. †	998	145,419
Intuit, Inc.	1,928	499,140
Microsoft Corp.	8,566	1,296,721
Nexon Co., Ltd. (Japan) †	4,900	66,859
NTT Data Corp. (Japan)	1,100	14,999
Oracle Corp.	16,571	930,296
Take-Two Interactive Software, Inc. †	1,647	199,863
Totvs SA (Brazil)	3,885	59,371
Veeva Systems, Inc. Class A †	1,831	273,149
		4,631,973
Technology (—%)
CACI International, Inc. Class A †	113	27,043
		27,043
Technology services (5.2%)
Alibaba Group Holding, Ltd. ADR (China) †	2,090	418,000
Alphabet, Inc. Class A †	1,314	1,713,574
Capgemini SE (France)	224	26,494
eBay, Inc.	9,459	335,984
Facebook, Inc. Class A †	481	96,989
Fair Isaac Corp. †	235	86,421
Genpact, Ltd.	1,496	60,887
IBM Corp.	2,537	341,100
Itochu Techno-Solutions Corp. (Japan)	1,400	37,399
Leidos Holdings, Inc.	1,615	146,707
Nomura Research Institute, Ltd. (Japan)	2,600	54,866
Tencent Holdings, Ltd. (China)	6,700	283,981
Tencent Holdings, Ltd. ADR (China)	747	31,486
Xerox Holdings Corp.	3,077	119,788
Yandex NV Class A (Russia) †	1,016	42,642
		3,796,318

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (89.4%)* cont.	Shares	Value
Telecommunications (1.1%)
BT Group PLC (United Kingdom)	13,518	$33,490
Crown Castle International Corp. R	2,051	274,137
Equinix, Inc. R	111	62,920
Hikari Tsushin, Inc. (Japan)	200	46,646
Juniper Networks, Inc.	3,426	85,856
Megacable Holdings SAB de CV (Units) (Mexico)	8,724	30,769
NTT DoCoMo, Inc. (Japan)	1,200	32,934
Safaricom PLC (Kenya) †	218,428	63,761
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	117,200	32,655
Telstra Corp., Ltd. (Australia)	39,867	104,089
		767,257
Telephone (2.0%)
Deutsche Telekom AG (Germany)	7,534	126,473
KDDI Corp. (Japan)	5,100	146,307
Nippon Telegraph & Telephone Corp. (Japan)	1,600	80,819
Verizon Communications, Inc.	18,534	1,116,488
		1,470,087
Textiles (0.5%)
Hermes International (France)	150	112,384
Kering SA (France)	359	216,245
Shenzhou International Group Holdings, Ltd. (China)	4,700	61,961
		390,590
Tire and rubber (0.2%)
Compagnie Generale des Etablissements Michelin SCA (France)	868	104,148
		104,148
Tobacco (0.1%)
British American Tobacco PLC (United Kingdom)	1,691	66,921
		66,921
Toys (0.2%)
JUMBO SA (Greece)	2,343	46,984
Nintendo Co., Ltd. (Japan)	300	116,112
		163,096
Transportation services (0.3%)
Aena SME SA (Spain)	484	88,896
Deutsche Post AG (Germany)	3,560	132,734
Singapore Technologies Engineering, Ltd. (Singapore)	6,900	20,837
		242,467
Trucks and parts (0.2%)
Allison Transmission Holdings, Inc.	1,698	82,183
Faurecia SA (France)	1,539	81,630
		163,813
Waste Management (0.6%)
Republic Services, Inc.	1,281	113,561
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	6,000	47,394
Waste Management, Inc.	2,528	285,436
		446,391
Total common stocks (cost $53,482,787)		$65,626,688

Dynamic Asset Allocation Equity Fund 29

INVESTMENT COMPANIES (1.8%)*	Shares	Value
SPDR S&P 500 ETF Trust S	3,812	$1,198,150
SPDR S&P MidCap 400 ETF Trust	436	159,855
Total investment companies (cost $1,320,586)		$1,358,005

	Expiration	Strike
WARRANTS (0.1%)* †	date	price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21	$0.00	1,743	$46,946
Jarir Marketing Co. 144A (Saudi Arabia)	1/20/22	0.00	1,034	43,622
Total warrants (cost $83,093)				$90,568

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jan-20/$1.33	$835,763	GBP	646,200	$4,554
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	628,004	AUD	928,450	1,753
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	628,004	AUD	928,450	1,753
EUR/NOK (Put)	Jan-20/NOK 9.85	412,366	EUR	374,300	313
Total purchased options outstanding (cost $36,982)					$8,373

	Principal amount/
SHORT-TERM INVESTMENTS (9.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.86% [d]	Shares	475,184	$475,184
Putnam Short Term Investment Fund 1.78% L	Shares	6,349,842	6,349,842
U.S. Treasury Bills 1.574%, 5/21/20 #		$111,002	110,178
U.S. Treasury Bills 2.047%, 12/12/19 #		108,000	107,954
Total short-term investments (cost $7,043,144)			$7,043,158

TOTAL INVESTMENTS
Total investments (cost $61,966,592)	$74,126,792

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

30 Dynamic Asset Allocation Equity Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through November 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $73,408,647.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $218,080 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 5).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,331,715 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.5%	Australia	0.9%
Japan	3.4	Taiwan	0.8
United Kingdom	2.1	South Korea	0.7
China	2.1	Netherlands	0.7
France	1.6	Hong Kong	0.7
Switzerland	1.3	Other	5.1
Germany	1.1	Total	100.0%

Dynamic Asset Allocation Equity Fund 31

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $9,536,246) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Brazilian Real	Sell	2/4/20	$9,209	$7,403	$(1,806)
	British Pound	Buy	12/18/19	100,938	95,429	5,509
	Euro	Buy	12/18/19	660,715	662,305	(1,590)
	Mexican Peso	Buy	1/15/20	85,515	83,838	1,677
	Mexican Peso	Sell	1/15/20	84,235	84,393	158
	Russian Ruble	Buy	12/18/19	82,597	79,332	3,265
	Russian Ruble	Sell	12/18/19	82,597	82,536	(61)
	Swedish Krona	Buy	12/18/19	23,038	22,943	95
	Swedish Krona	Sell	12/18/19	23,038	22,706	(332)
Barclays Bank PLC
	Canadian Dollar	Buy	1/15/20	68,536	68,953	(417)
	Euro	Buy	12/18/19	166,668	167,268	(600)
	Euro	Sell	12/18/19	166,668	166,864	196
	Hong Kong Dollar	Buy	2/19/20	3,166	3,165	1
	New Zealand Dollar	Sell	1/15/20	82,233	79,963	(2,270)
	Norwegian Krone	Buy	12/18/19	151,466	154,499	(3,033)
	Swiss Franc	Buy	12/18/19	135,109	137,884	(2,775)
	Swiss Franc	Sell	12/18/19	135,109	135,675	566
Citibank, N.A.
	Brazilian Real	Buy	2/4/20	1,319	1,343	(24)
	Canadian Dollar	Buy	1/15/20	32,385	33,201	(816)
	Danish Krone	Sell	12/18/19	38,343	38,508	165
	Euro	Buy	12/18/19	80,411	80,544	(133)
	Euro	Sell	12/18/19	80,411	81,115	704
	Japanese Yen	Buy	2/19/20	601,819	605,582	(3,763)
	New Zealand Dollar	Sell	1/15/20	6,489	6,310	(179)
	Norwegian Krone	Buy	12/18/19	35,426	35,685	(259)
	Norwegian Krone	Sell	12/18/19	35,426	35,656	230
Credit Suisse International
	Euro	Buy	12/18/19	80,190	79,958	232
Goldman Sachs International
	Australian Dollar	Sell	1/15/20	60,812	60,968	156
	Brazilian Real	Buy	2/4/20	16,839	16,177	662
	British Pound	Sell	12/18/19	61,469	61,197	(272)
	Chilean Peso	Buy	1/15/20	146	329	(183)
	Japanese Yen	Buy	2/19/20	229,549	230,819	(1,270)
	New Zealand Dollar	Sell	1/15/20	157,977	154,620	(3,357)
	Norwegian Krone	Buy	12/18/19	144,383	146,676	(2,293)
	Norwegian Krone	Buy	3/18/20	54,590	54,856	(266)
	Russian Ruble	Buy	12/18/19	93,556	90,321	3,235
	Russian Ruble	Sell	12/18/19	93,556	92,881	(675)
	South African Rand	Buy	1/15/20	137,963	130,690	7,273
	Swedish Krona	Sell	12/18/19	19,191	18,134	(1,057)
	Swedish Krona	Sell	3/18/20	11,059	10,961	(98)

32 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $9,536,246) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/15/20	$67,448	$67,909	$(461)
	British Pound	Sell	12/18/19	55,516	55,568	52
	Chinese Yuan (Offshore)	Sell	2/19/20	33,566	33,886	320
	Euro	Buy	12/18/19	261,748	262,281	(533)
	Japanese Yen	Sell	2/19/20	3,307	3,325	18
	New Zealand Dollar	Buy	1/15/20	58,655	57,041	1,614
	Swedish Krona	Sell	12/18/19	146,976	145,326	(1,650)
	Swedish Krona	Sell	3/18/20	82,938	82,862	(76)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/15/20	161,375	159,692	1,683
	British Pound	Buy	12/18/19	598,510	570,212	28,298
	Canadian Dollar	Sell	1/15/20	141,515	141,745	230
	Euro	Buy	12/18/19	260,536	261,789	(1,253)
	Euro	Sell	12/18/19	260,536	260,099	(437)
	New Zealand Dollar	Sell	1/15/20	128,425	124,228	(4,197)
	Norwegian Krone	Sell	12/18/19	49,223	50,135	912
	Singapore Dollar	Buy	2/19/20	197,219	198,834	(1,615)
	South Korean Won	Buy	2/19/20	11,695	11,905	(210)
	Swedish Krona	Buy	12/18/19	133,115	131,586	1,529
	Swedish Krona	Sell	12/18/19	133,115	132,146	(969)
	Swiss Franc	Buy	12/18/19	395,211	401,088	(5,877)
NatWest Markets PLC
	Australian Dollar	Buy	1/15/20	248,327	245,739	2,588
	Euro	Buy	12/18/19	79,418	79,467	(49)
	Euro	Sell	12/18/19	79,418	79,579	161
	Norwegian Krone	Buy	12/18/19	47,651	47,806	(155)
	Swedish Krona	Sell	12/18/19	83,109	81,886	(1,223)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/15/20	203,901	205,532	1,631
	British Pound	Sell	12/18/19	17,599	20,010	2,411
	Canadian Dollar	Buy	1/15/20	189,189	191,729	(2,540)
	Euro	Buy	12/18/19	36,841	36,683	158
	Japanese Yen	Sell	2/19/20	186,168	186,929	761
	Norwegian Krone	Buy	12/18/19	69,160	69,754	(594)
	Norwegian Krone	Sell	12/18/19	69,160	69,911	751
	Norwegian Krone	Buy	3/18/20	54,579	54,843	(264)
	Swedish Krona	Sell	12/18/19	69,228	67,778	(1,450)
	Swedish Krona	Sell	3/18/20	82,938	82,865	(73)
Toronto-Dominion Bank
	Canadian Dollar	Sell	1/15/20	91,130	91,039	(91)
UBS AG
	Australian Dollar	Buy	1/15/20	171,194	167,534	3,660
	New Zealand Dollar	Buy	1/15/20	68,356	67,608	748

Dynamic Asset Allocation Equity Fund 33

FORWARD CURRENCY CONTRACTS at 11/30/19 (aggregate face value $9,536,246) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Swedish Krona	Buy	12/18/19	$210,381	$207,321	$3,060
	Swedish Krona	Sell	12/18/19	210,381	208,889	(1,492)
Unrealized appreciation						74,709
Unrealized (depreciation)						(52,738)
Total						$21,971

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	56	$4,548,610	$4,546,640	Dec-19	$120,753
S&P 500 Index E-Mini (Long)	6	942,294	943,110	Dec-19	38,958
Unrealized appreciation					159,711
Unrealized (depreciation)					—
Total					$159,711

WRITTEN OPTIONS OUTSTANDING at 11/30/19 (premiums $4,745) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
GBP/USD (Call)	Jan-20/$1.36	$1,253,644 GBP	969,300	$2,279
Total				$2,279

34 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,120,537	$—	$—
Capital goods	4,636,411	—	—
Communication services	3,353,349	—	—
Conglomerates	467,438	—	—
Consumer cyclicals	8,875,921	—	—
Consumer staples	6,233,314	—	—
Energy	2,496,518	—	—
Financials	11,137,846	—	—
Health care	7,424,703	—	—
Technology	15,132,334	—	—
Transportation	1,591,470	—	—
Utilities and power	2,156,847	—	—
Total common stocks	65,626,688	—	—

Investment companies	1,358,005	—	—
Purchased options outstanding	—	8,373	—
Warrants	—	90,568	—
Short-term investments	6,349,842	693,316	—
Totals by level	$73,334,535	$792,257	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$21,971	$—
Futures contracts	159,711	—	—
Written options outstanding	—	(2,279)	—
Totals by level	$159,711	$19,692	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 35

Statement of assets and liabilities 11/30/19

ASSETS
Investment in securities, at value, including $463,837 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $55,141,566)	$67,301,766
Affiliated issuers (identified cost $6,825,026) (Notes 1 and 5)	6,825,026
Cash	10
Foreign currency (cost $6,287) (Note 1)	4,985
Dividends, interest and other receivables	187,683
Receivable for shares of the fund sold	119,128
Receivable for investments sold	27,278
Receivable for investor servicing fees (Note 2)	2,955
Receivable from Manager (Note 2)	41,006
Unrealized appreciation on forward currency contracts (Note 1)	74,709
Prepaid assets	10,220
Total assets	74,594,766

LIABILITIES
Payable for investments purchased	425,611
Payable for shares of the fund repurchased	17,123
Payable for custodian fees (Note 2)	127,924
Payable for Trustee compensation and expenses (Note 2)	6,755
Payable for administrative services (Note 2)	298
Unrealized depreciation on forward currency contracts (Note 1)	52,738
Payable for variation margin on futures contracts (Note 1)	34,670
Written options outstanding, at value (premiums $4,745) (Note 1)	2,279
Collateral on securities loaned, at value (Note 1)	475,184
Other accrued expenses	43,537
Total liabilities	1,186,119

Net assets	$73,408,647

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$59,662,165
Total distributable earnings (Note 1)	13,746,482
Total — Representing net assets applicable to capital shares outstanding	$73,408,647

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($22,364 divided by 1,817 shares)	$12.31
Offering price per class A share (100/94.25 of $12.31)*	$13.06
Net asset value, offering price and redemption price per class P share
($73,386,283 divided by 5,950,696 shares)	$12.33

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 11/30/19

INVESTMENT INCOME
Dividends (net of foreign tax of $19,199)	$807,675
Interest (including interest income of $70,400 from investments in affiliated issuers) (Note 5)	73,318
Securities lending (net of expenses) (Notes 1 and 5)	923
Total investment income	881,916

EXPENSES
Compensation of Manager (Note 2)	229,755
Investor servicing fees (Note 2)	3,938
Custodian fees (Note 2)	86,702
Trustee compensation and expenses (Note 2)	1,645
Administrative services (Note 2)	896
Auditing and tax fees	43,356
Other	27,339
Fees waived and reimbursed by Manager (Note 2)	(151,718)
Total expenses	241,913
Expense reduction (Note 2)	(2,589)
Net expenses	239,324

Net investment income	642,592

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	945,282
Foreign currency transactions (Note 1)	(2,692)
Forward currency contracts (Note 1)	(207,879)
Futures contracts (Note 1)	153,826
Written options (Note 1)	25,146
Total net realized gain	913,683
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	6,162,648
Assets and liabilities in foreign currencies	915
Forward currency contracts	119,286
Futures contracts	431,689
Written options	4,242
Total change in net unrealized appreciation	6,718,780

Net gain on investments	7,632,463

Net increase in net assets resulting from operations	$8,275,055

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/19	Year ended 5/31/19
Operations
Net investment income	$642,592	$1,481,092
Net realized gain on investments
and foreign currency transactions	913,683	4,481,851
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	6,718,780	(7,797,604)
Net increase (decrease) in net assets resulting
from operations	8,275,055	(1,834,661)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(272)
Class P	—	(1,165,086)
Net realized short-term gain on investments
Class A	—	(292)
Class P	—	(1,047,731)
From net realized long-term gain on investments
Class A	—	(1,953)
Class P	—	(7,002,285)
Increase (decrease) from capital share transactions (Note 4)	(13,506,606)	2,330,261
Total decrease in net assets	(5,231,551)	(8,722,019)

NET ASSETS
Beginning of year	78,640,198	87,362,217
End of year	$73,408,647	$78,640,198

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
November 30, 2019 **	$11.07	.09	1.15	1.24	—	—	—	$12.31	11.20*	$22	.43*	.72*	42*
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
May 31, 2015	13.08	.13	1.26	1.39	(.20)	(2.08)	(2.28)	12.19	11.69	34	1.03	.96	132
Class P
November 30, 2019 **	$11.09	.10	1.14	1.24	—	—	—	$12.33	11.18*	$73,386	.31*	.82*	42*
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017†	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39 *	82,074	.45*	1.20*	106

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
November 30, 2019	0.19%	0.19%
May 31, 2019	0.28	0.28
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—
May 31, 2015	0.50	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 41

Notes to financial statements 11/30/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through November 30, 2019.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these

42 Dynamic Asset Allocation Equity Fund

procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded

Dynamic Asset Allocation Equity Fund 43

at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

44 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,461 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $475,184 and the value of securities loaned amounted to $463,837.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the

Dynamic Asset Allocation Equity Fund 45

committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $704,640 recognized during the period between November 1, 2018 and May 31, 2019 to its fiscal year ending May 31, 2020.

The aggregate identified cost on a tax basis is $61,786,993, resulting in gross unrealized appreciation and depreciation of $13,304,571 and $785,369, respectively, or net unrealized appreciation of $12,519,202.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.295% of the fund’s average net assets.

46 Dynamic Asset Allocation Equity Fund

Putnam Management has contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $151,718 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$37
Class P	3,901
Total	$3,938

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $203 under the expense offset arrangements and by $2,386 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $57, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

Dynamic Asset Allocation Equity Fund 47

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$29,784,335	$41,249,368
U.S. government securities (Long-term)	—	—
Total	$29,784,335	$41,249,368

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,669	$18,758
Shares issued in connection with
reinvestment of distributions	—	—	243	2,517
	—	—	1,912	21,275
Shares repurchased	(1,660)	(18,640)	—	—
Net increase (decrease)	(1,660)	$(18,640)	1,912	$21,275

48 Dynamic Asset Allocation Equity Fund

	SIX MONTHS ENDED 11/30/19		YEAR ENDED 5/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	1,264,187	$14,981,016	2,777,757	$33,906,980
Shares issued in connection with
reinvestment of distributions	—	—	887,775	9,215,102
	1,264,187	14,981,016	3,665,532	43,122,082
Shares repurchased	(2,402,757)	(28,468,982)	(3,143,810)	(40,813,096)
Net increase (decrease)	(1,138,570)	$(13,487,966)	521,722	$2,308,986

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,190	65.49%	$14,649

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 11/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$685,922	$5,875,689	$6,086,427	$5,157	$475,184
Putnam Short Term
Investment Fund**	6,727,586	17,639,438	18,017,182	70,400	6,349,842
Total Short-term
investments	$7,413,508	$23,515,127	$24,103,609	$75,557	$6,825,026

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Dynamic Asset Allocation Equity Fund 49

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	10,704	763	—	1,099	232	11,326	2,004	32,652	2,749	5,712	7,468	74,709
Purchased options**#	4,554	—	—	1,753	—	2,066	—	—	—	—	—	8,373
Total Assets	$15,258	$763	$—	$2,852	$232	$13,392	$2,004	$32,652	$2,749	$5,712	$7,468	$83,082
Liabilities:
Futures contracts§	—	—	34,670	—	—	—	—	—	—	—	—	34,670
Forward currency contracts#	3,789	9,095	—	5,174	—	9,471	2,720	14,558	1,427	4,921	1,492	52,738
Written options#	2,279	—	—	—	—	—	—	—	—	—	—	2,279
Total Liabilities	$6,068	$9,095	$34,670	$5,174	$—	$9,471	$2,720	$14,558	$1,427	$4,921	$1,492	$89,687
Total Financial and Derivative
Net Assets	$9,190	$(8,332)	$(34,670)	$(2,322)	$232	$3,921	$(716)	$18,094	$1,322	$791	$5,976	$(6,605)
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$9,190	$(8,332)	$(34,670)	$(2,322)	$232	$3,921	$(716)	$18,094	$1,322	$791	$5,976
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $218,080.

50 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 51

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$12,000
Purchased currency option contracts (contract amount)	$1,700,000
Written equity option contracts (contract amount)	$12,000
Written currency option contracts (contract amount)	$1,500,000
Futures contracts (number of contracts)	70
Forward currency contracts (contract amount)	$16,600,000
Warrants (number of warrants)	24,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as
hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$83,082	Payables	$55,017
	Investments, Net assets —		Payables, Net assets —
Equity contracts	Unrealized appreciation	250,279*	Unrealized depreciation	—
Total		$333,361		$55,017

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(207,879)	$(207,879)
Equity contracts	10,263	26,723	153,826	—	190,812
Total	$10,263	$26,723	$153,826	$(207,879)	$(17,067)
Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$(30,692)	$—	$119,286	$88,594
Equity contracts	3,164	—	431,689	—	434,853
Total	$3,164	$(30,692)	$431,689	$119,286	$523,447

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

52 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 27, 2020